UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

TILT HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
2801 E. Camelback Road #180 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

(623) 887-4900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

TILT Holdings Inc. (the “Company”) held its 2025 Annual General Meeting of Stockholders (the “Annual Meeting”) on June 17, 2025.

Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. At the Annual Meeting, the Company’s stockholders voted on two proposals. The proposals are described in detail in the Company’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 25, 2025.

Present at the Annual Meeting in person or by proxy were holders representing 91,516,677 shares of the Company's Class A Common, representing approximately 26.34% of the eligible votes, constituting a quorum. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a)	Proposal No. 1. To elect five directors of the Company to hold office until their successors are elected at the next annual general meeting of the Company.

Nominee	Votes For	Withheld
John Barravecchia	27,668,954	3,874,959
Tim Conder	27,413,775	4,130,138
Marshall Horowitz	26,940,387	4,603,526
George Odden	27,413,392	4,130,521
Arthur Smuck	27,456,480	4,087,433

With respect to the foregoing Proposal No. 1, all five directors were elected to serve as a director until their successors are elected at the next annual general meeting of the Company and each received a plurality of votes at the Annual Meeting.

(b)	Proposal No. 2. To re-appoint Haynie & Company (“Haynie”) as the auditors of the Company for the ensuing year and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

Votes For	Votes Against	Withheld/Abstentions
71,016,893	18,753,438	1,746,346

With respect to the foregoing Proposal No. 2, Haynie is re-appointed as the auditors of the Company for the ensuing year and the directors of the Company are authorized to fix the remuneration paid to the auditors.

Item 8.01 Other Events

On June 18, 2025, the Company issued a press release announcing the results of the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated June 18, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: June 18, 2025	By:	/s/ Tim Conder
	Name:	Tim Conder
	Its:	Chief Executive Officer